UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2022

Fluidigm Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000, South San Francisco, California 94080

(Address of principal executive offices) (Zip Code)

(650) 266-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Fluidigm Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2022 (the “Report”) to refile Exhibit 10.1 in order to correct a typographical error. In Exhibit 10.1, the definition of “Preferred Shares” incorrectly referenced Series B-2 Preferred Stock rather than Series B-1 Preferred Stock. This Amendment No. 1 is filed solely to refile Exhibit 10.1 to correct such typographical error. Except as stated in this Explanatory Note, this Amendment No. 1 does not otherwise change or update the disclosure set forth in the Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Series B-1 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Partners Master Fund, L.P., and Casdin Private Growth Equity Fund II, L.P.

10.2	Series B-2 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.*

10.3	Series B-1 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Private Growth Equity Fund II, L.P., and Casdin Partners Master Fund, L.P.*

10.4	Series B-2 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.*

10.5	Registration Rights Agreement, dated as of January 23, 2022, by and between Fluidigm Corporation, Casdin Private Growth Equity Fund II, L.P., Casdin Partners Master Fund, L.P., Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.*

10.6	Stephen Christopher Linthwaite Transition Agreement and Release.*

10.7	Michael Egholm Offer Letter.*

10.8	Indemnification Agreement, dated January 23, 2022, by and between Fluidigm Corporation and Michael Egholm.*

10.9	Hanjoon Alex Kim Offer Letter.*

10.10	Form of Retention Letter.*

99.1	Fluidigm Corporation Press Release dated January 24, 2022.*

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

*	Previously Filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: February 11, 2022	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, General Counsel, and Secretary